Exhibit 99.1

FORM OF SHAREHOLDER AGREEMENT
This SHAREHOLDER AGREEMENT (this “Agreement”) is made and entered into as of October 29, 2018 by and between MKS Instruments, Inc., a Massachusetts corporation (“Parent”), and the undersigned shareholder (“Shareholder”) of Electro Scientific Industries Inc., an Oregon corporation (the “Company”).
W I T N E S S E T H:
WHEREAS, concurrently with the execution and delivery hereof, Parent, EAS Equipment, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger of even date herewith (as it may be amended or supplemented from time to time pursuant to the terms thereof, the “Merger Agreement”), which provides for the merger (the “Merger”) of Merger Sub with and into the Company in accordance with its terms and subject to its conditions;
WHEREAS, Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of each class of capital stock of the Company as is indicated on the signature page of this Agreement; and
WHEREAS, as a material inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, Parent has required that Shareholder enter into this Agreement;
NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Parent and Shareholder hereby agree as follows:
1.Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Merger Agreement. For purposes of this Agreement, the following terms shall have the respective meanings set forth below:
(a)    “Constructive Sale” means with respect to any security, a short sale with respect to such security, entering into or acquiring a derivative contract with respect to such security, entering into or requiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly pledging, encumbering or assigning, or materially changing the economic benefits or risks of ownership of such security.
(b)    “Shares” means (i) all shares of capital stock of the Company owned, beneficially or of record, by Shareholder as of the date hereof, and (ii) all additional shares of capital stock of the Company acquired by Shareholder, beneficially or of record, during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date (as such term is defined in Section 7); provided, that no Share that is Transferred by Shareholder in a manner expressly permitted by this Agreement shall be deemed a Share for the purposes of this Agreement following such Transfer.
(c)    “Transfer” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation or suffrage of a Lien upon, or the gift, grant or placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession, by domestic relations order or other court order, or otherwise by operation of law) or any right, title or interest therein (including any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof.
2.    Transfer and Voting Restrictions.
(a)    At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date (as defined in Section 7), Shareholder shall not, except in connection with the Merger or as consented to in writing by Parent, Transfer or suffer a Transfer of any of the Shares. Notwithstanding anything to the contrary in this Agreement, this Section 2(a) shall not prohibit a Transfer of the Shares by Shareholder (i) to any Person who is a family member of Shareholder (as the term “family member” is defined by Form S-8 promulgated under the Securities Act (or any successor or comparable form)), (ii) any trust, the beneficiaries of which include only the Persons named in clause (i), (iii) any partnership or limited liability company, all partners or members of which include only the Persons named in clause (i) and any trust named in clause (ii), (iv) upon the death of Shareholder, (v) pursuant to any written trading plan in effect on the date of this Agreement intended to satisfy the requirements of Rule 10b5-1 under the Exchange Act, (vi) to an Affiliate of Shareholder, (vii) that results from the withholding by the Company, or sale by Shareholder, to the extent necessary to cover Taxes incurred upon (1) the exercise and settlement of any Company SAR or Company Stock Option of Shareholder, or (2) the vesting of any Company RSU or Company PRSU of Shareholder prior to the Expiration Date, or (viii) to any person or entity if and to the extent required by any legal order, by divorce decree or similar Law; provided, that a Transfer referred to in clauses (i), (ii), (iii), (iv) and (vi) of this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing to be bound by all of the terms of this Agreement.
(b)    At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date, except for this Agreement and as otherwise permitted by this Agreement, Shareholder shall not enter into any voting agreement with any Person with respect to any of the Shares, grant any Person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposit any of the Shares in a voting trust or otherwise enter into any agreement or arrangement with any Person limiting or affecting Shareholder’s legal power, authority or right to vote any of the Shares in favor of the approval of the Proposed Transaction (as such term is defined in Section 3).
3.    Agreement to Vote Shares.
(a)    Prior to the Expiration Date, at every meeting of the shareholders of the Company called concerning proposals related to the Merger Agreement or the other transactions contemplated thereby, and at every adjournment or postponement thereof, and on every action or approval by written consent of the shareholders of the Company concerning proposals related to the Merger Agreement or the other transactions contemplated thereby, Shareholder (in Shareholder’s capacity as such) shall appear at the meeting or otherwise cause the Shares to be present thereat for purposes of establishing a quorum and, to the extent not voted by the Persons appointed as proxies pursuant to this Agreement, vote (i) in favor of the adoption and approval of the Merger Agreement and the approval of the other transactions contemplated thereby (collectively, the “Proposed Transaction”), (ii) against the approval or adoption of any proposal made in opposition to, or in competition with, the Proposed Transaction, and (iii) against any Acquisition Proposal or any other action that could reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Proposed Transaction. Notwithstanding the foregoing, nothing in this Agreement shall require Shareholder to vote or otherwise consent to any amendment to the Merger Agreement or the taking of any action that would result in the amendment, modification or a waiver of a provision therein, in any such case, in a manner that decreases the amount or changes the form of the Merger Consideration. Except as expressly set forth in this Section 3(a), Shareholder shall not be restricted from voting in favor of, against or abstaining with respect to any other matter presented to the shareholders of the Company.
(b)    If Shareholder is the beneficial owner, but not the record holder, of any of the Shares, Shareholder agrees to take all actions necessary to cause the record holder and any nominees to vote all of the Shares in accordance with Section 3(a).
4.    Grant of Irrevocable Proxy.
(a)    Shareholder hereby irrevocably appoints, until the Expiration Date, Parent and each of its executive officers or other designees (the “Proxyholders”), as Shareholder’s proxy and attorney-in-fact (with full power of substitution and re-substitution), and grants to the Proxyholders full authority, for and in the name, place and stead of Shareholder, to vote the Shares, to instruct nominees or record holders to vote the Shares, or grant a consent or approval in respect of the Shares solely in accordance with Section 3(a) in the event that Shareholder fails to vote the Shares in accordance with Section 3(a).
(b)    Shareholder hereby revokes any proxies heretofore given by Shareholder in respect of the Shares and agrees to execute any further agreement or form reasonably necessary or appropriate to confirm and effectuate the grant of the proxy contained herein.
(c)    Shareholder hereby affirms that the irrevocable proxy set forth in Section 4(a) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Shareholder under this Agreement. Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest, is intended to be irrevocable in accordance with the provisions of Section 60.231 of the Oregon Act, and may under no circumstances be revoked. The irrevocable proxy granted by Shareholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy or incapacity of Shareholder.
(d)    The Proxyholders may not exercise this irrevocable proxy on any matter except as provided in Section 3(a) and, in any case, only in the event that Shareholder fails to vote the Shares in accordance with Section 3(a). Shareholder may vote the Shares on all other matters.

(e)    Parent may terminate this proxy at any time by written notice to Shareholder. Notwithstanding anything to the contrary in this Agreement, this proxy shall automatically terminate upon the valid termination of this Agreement in accordance with Section 7.
5.    Action in Shareholder Capacity Only. Shareholder is entering into this Agreement solely in Shareholder’s capacity as a record holder and beneficial owner, as applicable, of Shares and not in Shareholder’s capacity as a director or officer of the Company. Nothing herein shall limit or affect Shareholder’s ability to act as an officer or director of the Company.
6.    Representations and Warranties of Shareholder. Shareholder hereby represents and warrants to Parent as follows:
(a)    As of the date hereof, Shareholder is the beneficial or record owner of the Shares indicated on the signature page of this Agreement free and clear of any and all Liens (other than such Liens created by this Agreement).
(b)    As of the date hereof and for so long as this Agreement remains in effect (including as of the date of the Company Shareholders Meeting, which, for purposes of this Agreement, includes any adjournment or postponement thereof), except as otherwise provided in this Agreement, Shareholder has full power and authority to (i) make, enter into and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 4(a); and (ii) vote all of the Shares in the manner set forth in Section 3(a) without the consent or approval of, or any other action on the part of, any other Person (including any Governmental Entity), except for any such consent, approval or action that, individually or in the aggregate, would not prevent Shareholder from performing Shareholder’s obligations under this Agreement. Without limiting the generality of the foregoing, Shareholder has not entered into any voting agreement (other than this Agreement) with any Person with respect to any of the Shares, granted any Person any proxy (revocable or irrevocable) (other than pursuant to this Agreement) or power of attorney with respect to any of the Shares, deposited any of the Shares in a voting trust or entered into any arrangement or agreement with any Person limiting or affecting Shareholder’s legal power, authority or right to vote the Shares on any matter.
(c)    This Agreement has been duly executed and delivered by Shareholder and, assuming the due authorization, execution and delivery by Parent, constitutes a valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity (regardless of whether considered in a proceeding in equity or at law).
(d)    The execution, delivery and performance of this Agreement by Shareholder do not and will not require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity, except for any such consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain, individually or in the aggregate, has not and would not prevent Shareholder from performing Shareholder’s obligations under this Agreement.

7.    Termination. This Agreement shall terminate and be of no further force or effect whatsoever as of the earlier of (a) such date and time as the Merger Agreement shall have been validly terminated pursuant to the terms of Article VII thereof or (b) the Effective Time (the “Expiration Date”); provided, however, that (i) Section 8 shall survive the termination of this Agreement, and (ii) the termination of this Agreement shall not relieve Shareholder from any liability for any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement prior to such termination. Subject to the foregoing, upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby on the part of any party hereto.
8.    Miscellaneous Provisions.
(a)    Amendments. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties.
(b)    Extension of Time; Waivers. The parties may, to the extent permitted by applicable Law, (i) extend the time for the performance of any of the obligations or acts of the other party, (ii) waive any inaccuracies in the representations and warranties of the other party set forth in this Agreement or any document delivered pursuant hereto or (iii) subject to applicable Law, waive compliance with any of the agreements of the other party contained herein. Any agreement on the part of a party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power.
(c)    Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, or if by facsimile or e‑mail, upon written confirmation of receipt by facsimile, e‑mail or otherwise, (ii) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (iii) on the earlier of confirmed receipt or the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered (x) if to Parent, to the address, e-mail address or facsimile provided in the Merger Agreement, including to the persons designated therein to receive copies; and (y) if to Shareholder, to Shareholder’s address, e-mail address or facsimile number shown on Shareholder’s signature page hereto.
(d)    Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” References to days mean calendar days unless otherwise specified. No summary of this Agreement prepared by either party shall affect the meaning or interpretation of this Agreement.
(e)    Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof.
(f)    Parties in Interest. This Agreement is not intended to, and shall not, confer upon any other Person other than the parties and their respective successors and permitted assigns any rights or remedies hereunder.
(g)    Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal Laws of the State of Delaware, without regard to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.
(h)    Submission to Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by either party or such party’s Affiliates against the other party or its Affiliates shall be brought and determined in the Court of Chancery of the State of Delaware, provided that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or the CCLD. Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (i) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (x) the suit, action or proceeding in any such court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(i)    Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by either party without the prior written consent of the other party, and any such assignment without such prior written consent shall be null and void, except that Parent may assign this Agreement to any direct or indirect wholly owned Subsidiary of Parent without the consent of Shareholder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns, including Shareholder’s estate and heirs upon the death of Shareholder.
(j)    Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each party shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware, provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then in any federal court located in the State of Delaware or the CCLD, this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby further waives (i) any defense in any action for specific performance that a remedy at law would be adequate and (ii) any requirement under any Law to post security as a prerequisite to obtaining equitable relief.
(k)    Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.
(l)    WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
(m)    Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.
(n)    Facsimile or .pdf Signature. This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.
(o)    No Presumption Against Drafting Party. Each of Parent and Shareholder acknowledges that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
(p)    Further Assurances. Shareholder hereby agrees that Parent may publish and disclose in any proxy materials (including all documents and schedules filed with the SEC), Shareholder’s identity and ownership of the Shares and the nature of Shareholder’s commitments, arrangements and understandings under this Agreement and may further file this Agreement with any filing made by Parent with the SEC relating to the Proposed Transaction. Shareholder agrees to notify Parent promptly of any additional Shares of which Shareholder becomes the record or beneficial owner after the date of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Shareholder Agreement to be duly executed as of the date first above written.
MKS INSTRUMENTS, INC.

By:	Name: Title:

[SHAREHOLDER NAME]

Address:
______________________
______________________
______________________

Telephone:    (___) _____-________
Facsimile:    (___) _____-________
E-Mail Address:___________________

Shares Beneficially Owned by Shareholder:
_______ shares of common stock, without par value